John Hancock Investment Trust

John Hancock Seaport Long/Short Fund (the fund)

Supplement dated February 1, 2021 to the current summary prospectus, as may be supplemented (the Summary Prospectus)

Effective April 1, 2021 (the effective date), Andrew R. Heiskell no longer serves as a portfolio manager of the fund. Accordingly, all references to Mr. Heiskell are removed from the Summary Prospectus as of that date. As of the effective date, Steven C. Angeli, CFA, Jennifer N. Berg, CFA, Robert L. Deresiewicz, Ann C. Gallo, Bruce L. Glazer, Jean M. Hynes, CFA, and Keith E. White will continue to serve as portfolio managers of the fund and will be jointly and primarily responsible for the day-to-day management of the fund’s portfolio.

You should read this Supplement in conjunction with the Summary Prospectus and retain it for future reference.